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                                                                   EXHIBIT 10.96

                                                                  EXECUTION COPY

                                LEASE AGREEMENT


          THIS LEASE AGREEMENT (the "Lease") is made and entered into this ___ day of January, 1996, by and between ROBINSON PROPERTIES, L.P., a Pennsylvania limited partnership with offices at 6507 Wilkins Avenue, Pittsburgh, Pennsylvania 15217 (hereinafter called "Landlord"), and UNITED STATIONERS SUPPLY CO., an Illinois corporation with offices at 2200 East Golf Road, Des Plaines, Illinois 60016, (hereinafter called "Tenant"), with the intent to be legally bound.

          1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby takes and hires from Landlord, the real property located at 760 Commonwealth Drive, Thorn Hill RIDC Park, Cranberry Township, Butler County, Pennsylvania, more particularly described on Exhibit A attached hereto and incorporated by reference herein (the "Land") and the 84,176 square foot office and warehouse building erected thereon (the "Building") for the Term and upon the conditions and agreements set forth in this Lease. The Land and the Building are collectively referred to herein as the "Premises." For all purposes hereof the Building shall be conclusively deemed to consist of 84,176 square feet of rentable area.

          2. TERM. The term of this Lease (the "Term") shall commence on February 1, 1996 (the "Commencement Date") and shall expire on the last day of the sixtieth (60th) full calendar month thereafter unless sooner terminated or extended as provided herein.

          3. POSSESSION. If Landlord fails to tender possession of the Premises on or before the Commencement Date through no omission, delay or default by Tenant, then all rent shall abate until Landlord tenders possession, and except as otherwise provided in this Section 3, Tenant hereby accepts such abatement in full settlement of any and all claims Tenant may have against Landlord arising from Landlord's failure to tender possession on the Commencement Date. The Term of this Lease shall be extended as a result of such failure by Landlord to tender possession on the Commencement Date for a period equal to such delay. In addition to the foregoing, for each day elapsing from and including the Commencement Date through February 29, 1996 on which the Landlord fails to deliver possession of the Premises, Tenant's obligation to pay rent pursuant to Section 4 shall be abated for one day after Landlord delivers possession of the Premises, up to a total of twenty-nine (29) days. No formal tender of possession by Landlord, in writing or otherwise, shall be required. The foregoing notwithstanding, should Landlord fail to deliver possession of the Premises on or prior to February 29, 1996 through no omission, delay or default by Tenant, Tenant may thereafter terminate this Lease prior to delivery of possession of the Premises by Landlord upon written notice to Landlord, in which event neither Landlord nor Tenant shall have any further rights or remedies hereunder.
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          4.  RENT.  As minimum rent for the Premises (the "Rent") Tenant shall pay to Landlord, in advance and without demand, counterclaim or offset, at its offices or at such other place as Landlord may from time to time designate in writing, beginning on the first day of the Term and continuing on the first day of every month thereafter until the expiration of the Term: for the period commencing February 1, 1996 through and including January 31, 2001, the sum of One Million, Six Hundred Sixty-Two Thousand, Four Hundred Seventy-Six and 00/100 Dollars ($1,662,476) (being $3.95 per annum per square foot of rentable area in the Building) (sometimes referred to hereinafter as the "Base Rent") which shall be due and payable in equal monthly installments of Twenty-Seven Thousand, Seven Hundred Seven and 93/100 Dollars ($27,707.93).

          In the event that Tenant's obligation to pay Rent commences on a day other than the first day of a calendar month, Tenant shall pay to the Landlord a pro rata portion of the monthly installment of Rent, such pro rata portion to be calculated on the number of days remaining in such partial month after the day upon which Tenant's obligation to pay Base Rent commences. Nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same became due and payable hereunder, or limit any other remedy of Landlord.

          5. ADDITIONAL RENT; LATE PAYMENT INTEREST. In addition to payment of the Rent as set forth in Section 4 herein, Tenant hereby covenants and agrees to pay when due any and all other sums of money, charges or other amounts required to be paid by Tenant to Landlord or to another person under this Lease (collectively referred to herein as the "Additional Rent"). Nonpayment of Additional Rent when due hereunder shall constitute a default under this Lease to the same extent, and shall entitle the Landlord to the same remedies, as nonpayment of the Rent. Except as otherwise herein provided, all Additional Rent payable hereunder shall be due within thirty (30) days of the date of Tenant's receipt of Landlord's invoice therefor.

          All payments of Rent and Additional Rent required hereunder shall be paid when due, in lawful currency of the United States of America, at the office of Landlord or at such other place as Landlord may from time to time direct. If payment be by check, such checks shall be made payable to Landlord. All payments of Rent and Additional Rent not received within five (5) days of the due date thereof shall thereafter bear interest from the due date until paid at the rate of 18% per annum, and said interest charge shall be collected as Additional Rent hereunder.

          6.  SECURITY DEPOSIT.  Intentionally omitted.

          7. HOLDING OVER. Upon failure of Tenant to surrender possession of the Premises upon the expiration of the Term of this Lease, as renewed and extended hereunder, or the sooner termination thereof, Tenant shall pay to Landlord, as an
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occupancy charge, an amount equal to 150% of the rate of Rent and other sums required to be paid under this Lease with respect to the year immediately preceding the expiration or sooner termination of the Term of this Lease, as applied to any period in which Tenant shall remain in possession after such expiration or sooner termination of this Lease; provided, however, that in such event Tenant shall not be released from any further costs, damages or liabilities whether direct, indirect or consequential, suffered by Landlord and occasioned by Tenant's holding over to the extent that such holding over extends beyond thirty (30) days from the expiration of the Term of this Lease, as renewed and extended hereunder, or the sooner termination thereof. In the event of such holding over, Tenant shall be considered a tenant-at-will.

          8. REAL ESTATE TAXES. As and for Additional Rent, Tenant shall pay to Landlord, without setoff or deduction, any and all real estate taxes (as defined below) relating to the Premises during the Term of this Lease. The term "real estate taxes" shall mean all taxes and assessments (whether general or special) levied, assessed or imposed at any time by any governmental body or authority upon or against the Premises, this Lease, and the improvements to any portion of the Premises, and includes any tax, assessment or licensing fees levied, assessed or imposed at any time by any governmental body or authority relating to Tenant's operations or property in the Premises or in connection with the receipt of income or rents from the Premises to the extent that same shall be in lieu of (and/or in lieu of an increase in) all or a portion of any of the aforesaid taxes or assessments upon or against the Premises. The term "real estate taxes" shall also include, to the extent that the same are charged to Landlord rather than directly to Tenant, any of the following taxes relating to Tenant's use, occupancy of, or operations conducted at the Premises: gross receipts tax, ad valorem tax, capital stock or franchise tax, business privilege tax, sales tax, parking tax, value added tax, or personal property tax, and any similar taxes not presently in effect which may hereafter be assessed and levied by any governmental body or other authority. "Real Estate taxes" shall not include any of Landlord's franchise, business privilege, payroll, or federal or state income tax or any estate or inheritance taxes unless the same shall be in lieu of (and/or in lieu of an increase in) all or a portion of any of the aforesaid real estate taxes or assessments upon or against the Premises. All such real estate taxes due or payable shall be paid to Landlord within 30 days of the date Tenant receives Landlord's invoice thereof. Tenant shall only be responsible for real estate taxes imposed for tax years (or the pro rata portion thereof for partial tax years) during the Term of this Lease and any extensions, renewals, and hold-over periods hereof. A "tax year" shall be deemed to be a calendar year, notwithstanding the assessment or collection thereof on a different basis by any taxing authority.

          Tenant may, at its sole cost and expense, contest any assessment or levy of real estate taxes, provided that Tenant either pays such real estate taxes under protest or deposits with Landlord, prior to the date on which the taxes are due and payable, an amount which is necessary to pay the total amount of such real estate taxes,
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together with all penalties and interest, in the event that such contest is unsuccessful. To the extent necessary therefor, Landlord will consent to execute such documents and participate in such proceedings as may be reasonably necessary.

          9. USE OF PREMISES; RULES AND REGULATIONS. Tenant covenants that it shall use and occupy the Premises solely as offices and warehousing facilities in connection with Tenant's business and activities related thereto. Tenant shall not use or occupy the Premises for any other purpose or business without the prior written consent of Landlord which consent shall not unreasonably be withheld or delayed if such proposed other purpose or business is consistent with the character and nature of businesses operating in Thorn Hill RIDC Park. Tenant shall observe and comply with all laws, rules, regulations and ordinances applicable to the Premises and Tenant's use and occupancy thereof including all rules and regulations of the Thorn Hill RIDC Park ("RIDC Park"). All such laws, rules and regulations shall apply to Tenant and its employees, agents, licensees, servants, invitees, contractors, permitted subtenants and assigns. Any breach of said laws, rules and regulations shall, at Landlord's option, constitute a default under this Lease to the same extent, and shall entitle Landlord to the same remedies, as any other material default hereunder.

          10. HAZARDOUS SUBSTANCES. Except as provided in Paragraph 10(c), below, Tenant covenants that it shall not, at any time during the Term of this Lease, place, store, install upon, discharge, release or generate on, in or under the Premises, or allow to escape from the Premises, any pollutants or other toxic or Hazardous Substances (as defined below), or containers or storage or processing facilities thereof including, but not limited to, any asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBS") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, or any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes, or industrial, nuclear or medical by-products, or install underground storage tanks (whether filled or unfilled). Tenant shall protect, defend, indemnify and hold harmless Landlord from any and all costs (including costs of remediation), expenses (including attorneys' fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind arising out of or in any way connected with, and Landlord shall not be liable to Tenant or any other party on account of, the Tenant or Tenant's servants, agent's, employees, licensees, invitees, and contractors placing, storing, installing, discharging, releasing or generating on, in, under or about the Premises, or allowing to escape from the Premises, any Hazardous Substances during the Term of this Lease or any renewal or extension hereof.

          (a) As used in this Lease, the following terms shall have the following meanings:
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          "Environmental Rule" shall mean any Governmental Rule which relates to
Hazardous Substances, pollution or protection of the environment, including without limitation any Governmental Rule relating to the generation, use treatment, storage, release, transport or disposal of Hazardous Substances and any common laws of nuisance, negligence and strict liability relating thereto, and shall specifically include the Clean Water Act, also known as the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq., as amended by the Water Quality Act of 1987, Pub. L. No. 100-4 (Feb. 4, 1987), the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., the Clean Air Act, 42 U.S.C. (S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)
136 et seq., the Safe Drinking Water Act, 42 U.S.C. (S) 300f et seq., the
Surface Mining Control and Reclamation Act, 30 U.S.C. (S) 1021 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. (S) 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act, 42 U.S.C. (S) 11001 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901 et seq., and the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. (S) 655 and (S) 657, as any of the same have been or may be amended, together with all rules, regulations and orders issued thereunder.

          "Governmental Person" shall mean any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, bureau, body or entity of the United States of America or of any state, county, municipality or other political subdivision located therein.

          "Governmental Rule" shall mean any law (including common law), statute, rule, regulation, ordinance, code, order, writ, judgment, injunction, decree, guideline, directive or decision of any Governmental Person, whether or not having the force of law and whether now or hereafter existing, as any of the same may be amended.

          "Hazardous Substance" means any substance which constitutes, in whole or in part, a pollutant, contaminant or toxic or hazardous substance or waste under, or the generation, use, treatment, storage, release, transport or disposal of which is regulated by, any Governmental Rule, and shall specifically include any substance which (i) constitutes a "hazardous substance" under CERCLA or a "hazardous waste" under RCRA, (ii) exhibits any of the hazardous characteristics enumerated in 40 C.F.R. Sections 261.20-261.24, inclusive, (iii) constitutes any of those extremely hazardous substances listed under (S) 302 of SARA which are present in threshold planning or reportable quantities as defined under SARA, (iv) constitutes toxic or hazardous chemical substances which are present in quantities which exceed exposure standards, as those terms are defined under (S)(S) 6 and 8 of OSHA and 29 C.F.R. Part 1910, subpart 2, (v) constitutes asbestos, urea formaldehyde, chlorinated
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biphenyls (polychlorinated or monochlorinated) or petroleum products or (vi)
constitutes a hazardous material which, when transported, is subject to regulation by the United States Department of Transportation at 49 C.F.R. Parts 171-199.

          (b) Tenant shall comply with all Governmental Rules applicable to the Premises and to Tenant's use and occupancy thereof, including without limitation all Environmental Rules. Tenant shall obtain, maintain and comply with all licenses and permits issued by any Governmental Person which are necessary in connection with the ownership, occupancy or use of the Premises.

          (c) Tenant shall not, and shall not permit any other Person to, generate, use, treat, store, release or dispose of any Hazardous Substance on the Premises; provided, that the foregoing shall not prohibit Tenant from using or storing on the Premises reasonable quantities of petroleum products, cleaning materials and other substances which fall within the definition of "Hazardous Substance" and which are necessary for the conduct of its business or the maintenance of the Premises so long as such use and storage is in compliance with applicable Environmental Rules.

          (d)  Tenant shall notify Landlord immediately after becoming aware of
(i) any presence on or under the Premises, or on any property adjacent thereto, of any Hazardous Substance in violation of any Environmental Rule or in excess of any reportable quantity established under any Environmental Rule or (ii) any violation of any Environmental Rule by Tenant or any other Person which affects the Premises or could potentially impose any liability on Landlord. Tenant shall forward to Landlord immediately upon its receipt thereof copies of all orders, reports, notices and other communications relating to any of the foregoing matters.

          (e) Upon prior written notice from Landlord, Tenant shall permit such Persons as Landlord may designate to visit the Premises and perform environmental site investigations and assessments on the Premises for the purpose of determining whether there is any unlawful presence of Hazardous Substances on the Premises or any other condition which constitutes a violation of any Environmental Rule. Tenant shall supply to such Persons all such information regarding the Premises and Tenant's operations thereon as such Persons may reasonably request. If any such assessment shall disclose a material violation of any Environmental Rule by Tenant, the Tenant shall be liable for the cost of such assessment, which amount shall be due as Additional Rent hereunder; otherwise, Landlord shall pay the cost of such assessment.

          (f) Tenant, at its sole expense, shall remediate any unlawful presence of Hazardous Substances on or under the Premises in a timely manner and in accordance with applicable Environmental Rules and directives of any Governmental Person having authority over such remediation; provided, that Tenant shall not be required to remediate any such unlawful presence of Hazardous Substances (i) to the
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extent that the same are present on or under the Premises on the date hereof or
(ii) to the extent that the same are not attributable to the acts, omissions, or negligence of the Tenant or its employees, agents, invitees, customers, contractors, successors and assigns.

          (g) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, losses, damages, liabilities, costs and expenses (including without limitation reasonable attorneys' fees and court costs) which arise out of any breach by Tenant of any of the foregoing covenants, which obligation shall survive the expiration or earlier termination of this Lease.

          (h) Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, losses, damages, liabilities, costs and expenses (including without limitation reasonable attorney's fees and court costs) which arise out of any environmental matter not an obligation of Tenant pursuant to subparagraphs (a) through (g), above; therefore, such indemnity shall not extend to claims, losses, damages, liabilities, costs or expenses as are caused by or resulting from the acts, omissions, or negligence of the Tenant or its employees, agents, invitees, customers, contractors, successors and assigns.

          11. TENANT'S ACCEPTANCE. Tenant, by its taking possession of the Premises, shall be deemed to have acknowledged that it has inspected the Premises and any improvements made thereto, considers it to be suited for the use intended by Tenant and shall accept the Premises as is and any improvements thereon in their then present condition. The foregoing notwithstanding, prior to the Commencement Date, Tenant shall have the right to inspect the Building and the Premises and all systems and other components thereof. Prior to the Commencement Date, Tenant shall notify Landlord in writing (i) of any material defects in any major component of the HVAC, plumbing or electrical system of the Premises ("Systems Defects"), and (ii) of any material defects in other components of the Building or the Premises ("Non-Systems Defects"). Within 90 days of the Commencement Date, Landlord shall (i) remedy such Systems Defects, and (ii) remedy such Non-Systems Defects to the extent that the cost to remedy such Non-Systems Defects exceeds Five Thousand Dollars ($5,000), with Tenant assuming responsibility for the repair of all Non-Systems Defects up to Five Thousand Dollars ($5,000). Following the Commencement Date and with the exception of repairs, if any, made as provided in this Section 11, all maintenance and repair of the Premises, including without limitation the repair of defects, if any, existing as of the Commencement Date and of which Landlord was not notified as provided above, shall be governed as hereinafter provided.

          12. ALTERATIONS AND ADDITIONS. No alteration, addition or improvement to or installation in the Premises shall be made or permitted to be made by Tenant without the express prior written consent of Landlord. Landlord may impose such
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conditions to its consent as it may elect, including conditions that Tenant (a)
obtain Landlord's approval of final plans and specifications; (b) obtain Landlord's approval of all contractors and subcontractors and their respective contracts; (c) obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and, upon completion, provide said certificates to Landlord; (d) carry, and cause all contractors and subcontractors to carry, worker's compensation, general liability, personal and property damage insurance; (e) agree at its sole cost to remove any such alteration, addition, improvement or installation on or before the expiration or sooner termination of the Term and to restore the Premises to its prior condition; (f) require all contractors, subcontractors, suppliers and materialmen to sign waiver and release of lien agreements in form, scope and substance satisfactory to Landlord; and (g) provide security satisfactory to Landlord in order to insure that the Premises shall be kept free from mechanics' or materialmen's liens and Hazardous Wastes and that the cost of all alterations or additions will be fully paid by Tenant.

          Unless Landlord requires their removal as set forth hereinabove at the time of its consent, all alterations, additions, improvements and installations which may be made to the Premises shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises. Notwithstanding the foregoing, Tenant's personal property and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant at any time during the Term so long as Tenant is not in default under this Lease. Tenant agrees to repair immediately, at is sole cost and expense, any and all damage to the Premises caused by, or in connection with, the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, to Landlord's satisfaction.

          13. MAINTENANCE OF THE PREMISES. Tenant covenants and agrees to use, maintain and occupy the Premises in a careful, safe and proper manner and shall not permit the Premises to be used in a manner which will injure the reputation of either Landlord or Tenant or use the Premises in a manner which renders it a nuisance or annoyance to the other tenants of the RIDC Park. Tenant shall, at its own cost and expense, keep the Premises and all leasehold improvements therein, including all parking areas and sidewalks, in a clean, safe and healthy condition and shall clean the snow, ice, dirt and rubbish from the parking areas and sidewalks on and contiguous to the Premises during the Term of this Lease. In the event that any of the parking areas, sidewalks, or other parts of the Premises shall be in an unsafe, unclean, or unsightly condition, Tenant shall remedy such condition to Landlord's satisfaction within ten (10) days from the date of receipt of Landlord's notice of such condition, or Landlord at its option may correct such condition and the entire cost thereof plus 15% for Landlord's administrative costs and overhead shall be collected from Tenant as Additional Rent.
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          14.  UTILITIES, MAINTENANCE AND BUILDING SERVICES. Tenant shall be responsible for and shall provide, at its own cost and expense, the following utilities, maintenance, services and facilities in and about the Premises:

          (a) Any and all oil, gas, electricity, water, telephone, sanitary sewer, storm or drainage sewer and all other utilities utilized in or about the Premises.

          (b) Maintenance and service of all HVAC systems and conduits and the operation of adequate air conditioning (between the first day of May and the first day of October) and heat (between the first day of October and first day of May) in such respective amounts as Landlord shall deem to be necessary to protect and preserve the Building.

          (c) Maintenance and service of all restrooms, and all plumbing and sewer lines in and about the Premises.

          (d) Maintenance and service of all electrical wires, cable, fixtures, outlets and boxes in and about the Premises.

          (e)  Maintenance of all hardware installed in the Building.

          (f) Cleaning of both the outside (four times per calendar year) and inside of exterior window panes of the Building.

          (g) Janitorial service, including but not limited to the removal of debris, cleaning of space, vacuuming of carpets, and dusting of furniture, at least five days per week, except holidays.

          (h) Other maintenance as may be required to preserve and protect the Premises and its constituent parts, including those items contained in Sections 13, 15, 16 and 17 hereof.

          15. LANDSCAPING. Tenant shall, at its own cost and expense, maintain all lawns, gardens, trees, and shrubbery on the Premises in a manner consistent with the level of quality maintained throughout the RIDC Park.

          16. REFUSE REMOVAL. Tenant shall, at its own cost and expense, provide for all trash, garbage, and refuse removal from the Premises at all times during the Term of this Lease. Tenant shall at all times comply with all health and safety laws, rules, regulations and ordinances with respect to the storage and removal of trash, garbage and refuse on and from the Premises.

          17. REPAIRS. At all times during the Term of this Lease, Tenant shall make, at its sole cost and expense, any and all necessary repairs and capital improvements to the Building, both structural and non-structural in order to preserve, protect, and maintain the Premises to their condition as of the date hereof, reasonable wear and tear excepted, or to such superior condition as Tenant may desire, including but not limited to the walls (interior), doors (both interior and exterior), plumbing (including without limitation, all filters, drains, water, gas and sewer lines), heating, air conditioning, and electrical systems and equipment (including, without limitation, interior and exterior lighting and security systems), windows, floors, (including floor coverings such as, without limitation, tiles or carpeting) and all other items which constitute a part of the Building and the Premises. Tenant's obligation for repairs extends to repairs made after the Tenant has vacated the Premises which were necessary because of Tenant's use or occupancy of the Premises. If the Tenant refuses or neglects to commence such repairs or fails to diligently prosecute the same to completion within fifteen
(15) days from the date on which Tenant receives written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense plus fifteen percent for Landlord's cost of administration and overhead shall be collectible as Additional Rent hereunder. Tenant's repair obligations shall not extend to the exterior walls or roof except for any maintenance or repair thereto required due to the willful misconduct, gross negligence or negligence of Tenant, its employees, agents, invitees, assignees or subtenants. The foregoing notwithstanding, recognizing that the Term of this Lease is five (5) years, the following limitations shall apply to Tenant's obligation to replace (as opposed to repair, to which no limitation shall apply) all or any major component (as opposed to replacement of minor components in the course of normal maintenance and repair) of the plumbing (including without limitation, all filters, drains, water, gas and sewer lines), heating, air conditioning, and electrical systems and equipment (the "Building Systems"):
(A) Tenant's obligations shall be limited to Twenty-Five Thousand Dollars ($25,000) in the aggregate per one year period during each one year period of the Term (as the same may be extended or renewed hereunder), provided that the unused portion of such annual limit shall carry forward cumulatively to each succeeding year of the Term to increase the limit for such succeeding year; (B) If, because the relevant dollar limit for Tenant's obligations under this
Section 17 is exceeded in a given year, it becomes necessary for Landlord to contribute to the cost of replacing all or any major component of the Building Systems, Landlord shall pay Landlord's share of such cost, and such cost paid by Landlord shall be amortized by Landlord over a ten (10) year amortization period, with the monthly portion of such amortized cost charged to and paid by Tenant as Additional Rent hereunder. In the event that the amortization period exceeds the Term of this Lease (as the same may be extended, renewed, or earlier terminated hereunder), Tenant shall not be responsible for the balance of such amortized costs not yet charged as Additional Rent.

          18. EMERGENCY REPAIRS. Landlord reserves the right to interrupt heating, air conditioning, plumbing, electrical, gas, or water service, and/or other services in the Building when in Landlord's reasonable judgment, such interruption is deemed necessary by reason of accident, or emergency or for repairs, alterations, replacements or improvements which Landlord is required to make hereunder. The foregoing notwithstanding, Landlord shall use its best reasonable efforts to avoid disrupting Tenant's use of the Premises for its intended purpose.

          19. ASSIGNMENT AND SUBLETTING. Tenant, for itself, its successors, legal representatives and assigns, expressly covenants that Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage or otherwise encumber this Lease or sublet the Premises or any part thereof or grant any license, concession or other right of occupancy, or permit any part thereof to be used or occupied by anyone other than Tenant without the prior written consent of Landlord, which consent shall not unreasonably be withheld or delayed. The foregoing notwithstanding, Landlord's consent shall not be considered unreasonably withheld if (i) the proposed subtenant's or assignee's financial resources are unacceptable to Landlord or any mortgagee of Landlord or
(ii) based on the unacceptability to the Landlord (or any mortgagee of Landlord) of the proposed subtenant's or assignee's proposed use or business. If Tenant is a corporation, then any transfer of this Lease from Tenant by merger, consolidation or dissolution or any change in ownership or power to vote a majority of the voting stock in Tenant outstanding on the execution date of this Lease shall constitute an assignment for the purposes of this Section 19. As used in the previous sentence, the term "voting stock" shall refer to shares of capital stock regularly entitled to vote for the election of directors of the corporation involved. In the event of any assignment or sublease (to which Landlord consents in advance), Tenant shall not be released from its obligations under this Lease, notwithstanding any amendment, modification, supplement or extension thereafter made by Landlord with respect to this Lease. No consent given by Landlord to any assignment or subletting shall be construed to be a consent to any further assignment of this Lease or subletting of the Premises by Tenant or any other party, and Landlord's right to withhold its consent with respect thereto is hereby expressly reserved.

          In the event Tenant or any of its permitted assignees or subtenants should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall provide written notice thereof to Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall specify: (a) the name, address and business of the proposed assignee or sublessee, (b) the amount and location of the space in the Premises affected, (c) the proposed effective date and duration of the subletting or assignment, (d) a certified financial statement indicating the financial worthiness of the proposed assignee or subtenant, (e) a copy of the proposed sublease or instrument of assignment which shall include the proposed rent to be paid by said sublessee or assignee, and (f) any other information about the proposed assignee or sublessee as Landlord may reasonably request. Landlord shall have a period of fifteen (15) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant shall on that date be relieved of all further obligations to pay Rent as to such space (such reduction in Rent to be prorated based on the rentable area of the remaining portion of the Premises); or (ii) to permit Tenant to assign this Lease or sublet such space; or (iii) to withhold Landlord's consent in reasonable discretion (subject to the qualifications in the foregoing paragraph) and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within said fifteen (15) day period, Landlord shall be deemed to have elected option (iii) above. The provisions of this Section shall be binding on all successive assignees and subtenants.

          Tenant may, without Landlord's consent, assign this Lease or sublet the Premises or any part thereof to any subsidiary or affiliate of Tenant, provided that prior to the effectiveness of such assignment or subletting, Tenant demonstrates to the satisfaction of Landlord that such subsidiary or affiliate has a net worth of not less than Forty Million Dollars ($40,000,000) and provided further that Tenant remains substantially in control of the operations of such subsidiary or affiliate for the duration of the Term of the Lease. For purposes of this Section 19, the terms "subsidiary" and "affiliate" shall be defined as any corporation or entity which controls Tenant, is controlled by Tenant, or is under the common control with Tenant by the same parent corporation or other entity. If such assignment or sublease is made, Tenant shall remain liable as a surety under the terms hereof notwithstanding such assignment or sublease unless otherwise agreed to by the parties.

          20. INSPECTION. Landlord and its employees, servants and agents shall have the right to enter the Premises at all reasonable times upon reasonable notice (which notice may be oral) during business hours for the purpose of showing the same to prospective purchasers, mortgagees, or, within 12 months of the expiration of the Term of this Lease, to prospective tenants of the Premises, or for making such alterations, repairs, improvements or additions to the Premises or portions of the Premises which Landlord is required to make hereunder, or examining or inspecting the Premises in order to ascertain whether Tenant is complying with all of its obligations hereunder. Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the Rent shall in no way abate while said alterations, repairs, improvements or additions are being made, whether by reason of loss or interruption of Tenant's business or otherwise. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting either an eviction of Tenant or termination of this Lease.

          21. SURRENDER OF PREMISES. (a) At the end of the Term, or any renewal or extension thereof, Tenant shall surrender the Premises to Landlord, together with all alterations, additions, renovations and improvements thereto, in broom-clean condition and in good order and repair except for ordinary wear and tear and damages which Tenant is not obligated to repair hereunder and which Tenant or its servants, agents, employees, licensees or invitees has not caused, failing which Landlord may restore the Premises to such condition and Tenant shall pay the cost of said repair and restoration. If not then in default as to the payment of any Rent or Additional Rent due and owing hereunder, Tenant shall have the right at the end of the Term to remove any personal property and trade fixtures to the extent permitted in Section 12 hereof. Tenant's goods, effects, personal property, business and trade fixtures, machinery and equipment not removed by Tenant at the expiration or other termination of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default) shall be considered abandoned and Landlord may dispose of the same as it deems expedient, but Tenant shall promptly reimburse Landlord for any expenses incurred by Landlord in connection therewith including without limitation the cost of removal thereof and repairing any damage occasioned by such removal. Tenant shall surrender the Premises to Landlord at the end of the term hereof, without notice of any kind, and Tenant waives all right to any such notice as may be provided under any laws now or hereafter in effect. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.

          (b) TENANT EXPRESSLY WAIVES TO LANDLORD THE BENEFIT TO TENANT OF 68 P.S. SECTION 250.501, BEING SECTION 501 OF THAT ACT, APPROVED APRIL 6, 1951, ENTITLED "LANDLORD AND TENANT ACT OF 1951", AS MAY BE AMENDED FROM TIME TO TIME, REQUIRING NOTICE TO QUIT UPON THE EXPIRATION OF THE TERM OF THIS LEASE OR AT THE EXPIRATION OF ANY EXTENSION OR RENEWAL THEREOF, OR UPON ANY EARLIER TERMINATION OF THIS LEASE, AS HEREIN PROVIDED. TENANT COVENANTS AND AGREES TO VACATE, REMOVE FROM AND DELIVER UP AND SURRENDER THE POSSESSION OF THE PREMISES TO LANDLORD UPON THE EXPIRATION OF THE TERM OR UPON THE EXPIRATION OF ANY EXTENSION OR RENEWAL THEREOF, OR UPON ANY EARLIER TERMINATION OF THIS LEASE, AS HEREIN PROVIDED, WITHOUT SUCH NOTICE, IN THE CONDITION AS REQUIRED ABOVE.

          22. WAIVER OF CLAIMS. Landlord and Landlord's agents, servants and employees shall not be liable for, and Tenant hereby releases Landlord, its agents, servants and employees from, all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, visitors or any other person, firm, corporation or entity, in or about or arising out of, in or upon the Premises, including, without limitation, (a) any fire, other casualty, accident, occurrence or condition; (b) any defect in or failure of (i) plumbing, sprinkling, electrical, heating or air conditioning systems or equipment, or any other systems and equipment, and (ii) the stairways, railings or walkways; (c) any steam, gas, oil, water, rain, frost, ice, snow or flooding that may leak into, issue or flow from any part of the Premises or from the drains, pipes or plumbing, sewer or other installation of same, or from any other cause, place or quarter; (d) the breaking or disrepair of any services, installations and equipment; (e) the falling of any fixtures or any wall or ceiling materials; (f) broken or dislodged glass; (g) patent or latent defects; (h) the carrying out of any construction work or repairs; (i) the exercise of any right by Landlord under the terms of this Lease; (j) any acts or omissions of other persons; (k) any acts or omissions of Landlord, its agents, servants, and employees excepting an act of negligence by any such person; (l) acts or omissions of third party contractors, and (m) theft, act of God, act of a public enemy, injunction, riot, strike, labor dispute, public demonstration, insurrection, war, court order, or any order of any governmental authority having jurisdiction over the Premises.

          23. SPRINKLERS. If any sprinkler system or other fire prevention, detection, or suppression system installed in the Building or any of its appliances shall be damaged or destroyed by a cause other than fire or other casualty described in Section 25 and by reason of any act or omission of Tenant or of Tenant's agents, servants, employees, contractors, licensees or invitees; or if the Board of Fire Underwriters of any bureau, department or official of the state or city government having jurisdiction shall require or recommend that any changes, modifications, alterations, or additional sprinkler heads or other fire prevention, detection, suppression system or other equipment be installed, made or supplied by reason of Tenant's business, or by any changes in the location of partitions, trade fixtures, or other contents of the Premises or if any such changes, modifications, alterations, additional sprinkler heads or other such equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the initial insurance rate as fixed by the appropriate board or authority, or by a fire insurance company, then, in any such event Tenant shall be liable for the cost of installing, repairing or replacing as the case may be, any such applications or equipment, and the cost of any such installation, changes, modifications, alterations, additional sprinkler heads or such other equipment.

          24. INDEMNIFICATION AND LIABILITY. Tenant shall protect, defend, indemnify, and hold harmless Landlord from and against any and all costs, expenses (including attorneys' fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind arising out of or in any way connected with, and Landlord shall not be liable to Tenant on account of
(i) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (ii) any failure by Tenant to comply with any statutes, ordinances, laws, rules, regulations or orders of any governmental authority, (iii) any act or omission of Tenant or any of its servants, employees, agents, contractors, invitees or licensees, (iv) any accidents, death or personal injury occurring in, on or about the Premises, or
(iv) Tenant's use or occupancy of the Premises.

          25.  FIRE OR OTHER CASUALTY.

          (a) In the event that the Premises shall be damaged in whole or in part as a result of the fault or neglect of Tenant or any of its servants, employees, agents, contractors, invitees or licensees, then Tenant at its own expense shall promptly repair and restore the same, and the Rent shall not be abated or apportioned. Any election by Landlord to repair or restore the Premises or any portion thereof after any damage caused in whole or in part by the fault or neglect of Tenant or any of its servants, employees, agents, contractors, invitees or licensees shall not relieve Tenant of any responsibility under this Lease.

          (b) In the event that the Premises shall be damaged by fire or other casualty without the fault or neglect of Tenant or its servants, employees, agents, contractors, invitees or licensees, and Tenant shall not have the obligation to repair or restore the same as provided in subsection (a) above, then, if the same can be restored within one-hundred eighty (180) days after such casualty, Landlord shall commence the restoration of the same promptly upon settlement of such loss with all insurance carriers and shall diligently complete the same, subject to delays as provided in Section 36 of this Lease, and this Lease shall remain in full force except that Rent shall abate with respect to the unusable portion of the Premises, as described below. In the event that Landlord shall not have completed the restoration as aforesaid within one hundred eighty (180) days after such casualty, subject to delays as provided in Section 36 of this Lease, then Tenant shall have the right to terminate this Lease as its sole remedy against Landlord. In no event shall Tenant have any right to terminate this Lease if such damage is caused in whole or in part by the fault or neglect of Tenant or any of its servants, employees, agents, contractors, invitees or licensees. Except as provided in subsection (a), in the event of damage or destruction to the Premises in accordance with this
Section 25(b), Rent shall be apportioned during the period of any restoration according to the part of the Premises which is usable by Tenant (and shall abate with respect to the unusable portion of the Premises) and Rent shall recommence upon the completion of such restoration by Landlord.

          (c) In the event of any fire or other casualty, all of Tenant's insurance proceeds payable as a result of such casualty (other than proceeds as a result of damage to Tenant's personal property which Tenant is entitled by this Lease to remove upon the expiration of the Term) shall be paid directly by Tenant's insurer to Landlord and Tenant hereby assigns the same to Landlord and authorizes and directs such insurer to make such payments directly to Landlord. Tenant shall name Landlord as the principal loss payee on all casualty insurance policies of Tenant with respect to the Premises or the contents thereof. In the event that this Lease shall be terminated as provided in this Section, Landlord shall have the right to all insurance proceeds assigned to Landlord pursuant to this subsection. In the event that this Lease shall not be so terminated, Landlord shall have the right to retain such proceeds to the extent required by Landlord to defray the cost of restoration of the Premises as provided in subsection (b) above.

          26. INSURANCE. Tenant shall, at its own cost and expense, obtain or cause to be obtained, insurance policies naming the Landlord and any mortgagee of Landlord as a direct loss payee or additional insured, as appropriate, under said policies insuring against such risks, and in such amounts, as follows:

          (i) Broad perils coverage, including flood and earthquake coverage as appropriate, at all times in an amount equal to 100% of the full replacement cost and full insurable value of the Premises, exclusive of excavations and foundations, with such insurance to provide for unqualified replacement cost claim recovery;

          (ii) Boiler and Machinery coverage at all times in an amount equal to 100% of the full replacement cost and full insurable value of the Premises insuring against all losses and damages arising from such occurrences not covered by All Risk coverage including the explosion of a boiler or similar steam generating vessel;

          (iii) comprehensive general liability insurance with a minimum limit of $2,500,000 per person and $5,000,000 per occurrence, and property damage coverage with a minimum limit of $2,500,000;

          (iv) Worker's Compensation Coverage and any other type of insurance required by the laws of the Commonwealth of Pennsylvania; and

          (v) rental and business interruption insurance covering expenses of operating the Premises for a period of not less than 12 months following any damage to or destruction of the Premises.

          All of the insurance policies (including endorsements) required hereunder (i) shall expressly provide that the coverage shall not be materially changed, reduced or canceled absent thirty (30) days' prior written notice to the Landlord; (ii) shall be limited to insure Landlord's insurable interest alone (and not that of Tenant) or if said policies are to include the insurable interest of Tenant, shall contain an endorsement to the effect that Landlord's insurable interest shall not be reduced or invalidated by any act or neglect of Tenant or of any subtenant of the Premises, nor by the use of the Premises by such party for purposes more hazardous than are permitted by the policy; (iii) shall not contain any clause which would result in the insured thereunder being required to carry insurance with respect to the Premises or the property covered thereby, in an amount equal to a minimum specific percentage of the full replacement cost of such property in order to prevent the insured named therein from becoming a co-insurer of any loss under such policy; (iv) shall be issued by an insurer or insurers licensed in Pennsylvania as an insurance carrier within the state, and rated no less than "A, VIII" by the Best Key Rating Guide published by the A.M. Best Company; (v) shall contain a waiver of subrogation; and (vi) shall contain standard non-contributory mortgagee clauses in favor of and acceptable to any mortgagee of Landlord.. The Tenant shall provide the Landlord, within five (5) business days following Landlord's written request, with certificates of insurance evidencing the coverage provided by the insurers at such times as may be necessary (but in no event less than once each year) to show that insurance is being maintained as required by this Section 26. In the event Tenant shall fail to deliver to Landlord such certificates evidencing that such coverage is in full force and effect, Landlord may undertake to obtain such insurance and the full cost thereof shall be payable hereunder by Tenant as Additional Rent.

          27. CONDEMNATION. In the event that the entire Premises is taken for any public or quasi-public use or purpose in eminent domain proceedings, or in the event the entire Premises is conveyed to a governmental authority or other entity having the power of eminent domain ("condemning authority") in lieu of such proceedings, this Lease shall terminate upon the date when the possession shall be surrendered to said condemning authority. Any prepaid Rent attributable to periods after such termination date shall be refunded to Tenant. Tenant shall not be entitled to share in or receive any part of such condemnation award or payment in lieu thereof, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant shall be entitled to seek its moving expenses so long as the same do not reduce any amount otherwise payable to Landlord.

          In the event eminent domain proceedings shall be instituted in order to take a portion of either the Premises or the Building, or if the grade of any street or alley adjacent to the Premises is changed so that, as a result of either such events, structural alteration or reconstruction of a portion of the Building is necessary or desirable in Landlord's judgment, Landlord may elect to terminate this Lease by giving Tenant not less than ninety (90) days' notice of termination prior to a termination date specified in such notice, and any prepaid Rent attributable to periods after such termination date specified in such notice shall be refunded to Tenant. If Landlord does not so elect to terminate this Lease, this Lease shall be and remain in full force and effect for the balance of its term, except that Rent shall be proportionately abated to the extent of any portion of the Building taken.

          In the event eminent domain proceedings shall be instituted in order to take a Material portion of the Building or the Premises, Tenant may elect to terminate this Lease by giving Landlord not less than ninety (90) days' notice of termination prior to a termination date specified in such notice, and any prepaid Rent attributable to periods after such termination date specified in such notice shall be refunded to Tenant; such notice shall be ineffective if, prior to the expiration of such 90 day period, Landlord agrees in writing to restore within 180 days from the date of such notice the portion of the Building or Premises taken, in which case, this Lease shall be and remain in full force and effect for the balance of its term, except that Rent shall be proportionately abated to the extent of the portion taken until such restoration is completed. For purposes of this provision, a taking shall not be considered "Material" unless the taking (i) reduces the rentable square footage of the Building by more than 33% (ii) eliminates ingress or egress to and from the Premises, or (iii) eliminates more than 33% of the parking spaces on the Premises. If Tenant does not so elect to terminate this Lease, this Lease shall be and remain in full force and effect for the balance of its term, except that Rent shall be proportionately abated to the extent of any portion of the Building taken.

          Tenant shall not share in such condemnation award or payment in lieu thereof or in any award for damages resulting from any taking, the same being hereby assigned to Landlord by Tenant; provided, however, that nothing herein shall preclude Tenant from separately claiming and receiving from the condemning authority, if legally payable, compensation for the taking of Tenant's tangible property (exclusive of fixtures or leasehold improvements), for Tenant's removal and relocation costs and/or for Tenant's loss of business and/or business interruption, provided that such compensation does not reduce any compensation otherwise payable to Landlord.

          28. SUBORDINATION AND ATTORNMENT. Tenant accepts this Lease subject and subordinate in all respects to all mortgages, liens and other encumbrances which may now or hereafter be placed on or affect the Premises or any part thereof, including without limitation subject and subordinate to the terms, rights, privileges and lien(s) thereof, irrespective of any obligations which may be secured thereby. Such subordination shall be self-operative, and no further instrument of subordination shall be required by any mortgagee.
However, in confirmation of such subordination, within ten (10) days after request by Landlord, Tenant shall execute and deliver promptly any and all certificates or other written assurances which Landlord or any mortgagee of all or any part of the premises may request, designed to give effect to or provide evidence of the same. In the event of a sale in foreclosure of any mortgage to which this Lease is subordinate, or a transfer in lieu of foreclosure, or a taking of possession of the Premises by the mortgagee or other person acting for or through the mortgagee under any mortgage to which this Lease is subordinate, then, and upon the happening of any such events, Tenant shall attorn to and recognize the purchaser as the party who, but for this Lease, would be entitled to possession of the Premises. No holder of any mortgage shall, nor shall have the power to, join Tenant in any action to foreclose such mortgage, or in any other action or proceeding to enforce the rights of the holder of such mortgage, for the purpose of terminating Tenant's interest or estate under this Lease, and Tenant's right to possession shall not be disturbed thereby so long as Tenant is not in default hereunder.

          29. ESTOPPEL CERTIFICATES. Tenant shall, at any time and from time to time, within a period of ten (10) days following written request from Landlord, execute, acknowledge and deliver to Landlord a written statement certifying (a) that a true and correct copy of this Lease is attached to such statement, (b) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification and attaching a copy thereof), (c) the date to which the Rent reserved hereunder has been paid, (d) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any give rise to claims hereunder, and (e) as to such other matters as Landlord or any prospective purchaser or mortgagee may reasonably request. Any such statement may be relied upon by Landlord and any prospective purchaser or mortgagee of all or any part of the Premises. Tenant's failure to deliver such statement within the said period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

          30. EVENT OF DEFAULT. The occurrence of any of the following shall, at Landlord's option, constitute a material default and breach of this Lease by Tenant (an "Event of Default"):

          (a) A failure by Tenant to pay any Rent or Additional Rent when due hereunder, where such failure continues for five (5) days;

          (c) The filing of any lien against the Premises or any portion thereof or interest therein as a result of the act or omission of the Tenant which is not discharged or insured over or released within thirty (30) days thereafter;

          (d) A failure by Tenant to fully observe and perform the provisions or covenants of this Lease contained in Sections 10(c), 20, 21, 24, 26, 28 and 29 to be observed or performed by Tenant, where such failure continues for five
(5) days after written notice thereof from Landlord to Tenant;

          (e) A failure by Tenant to fully observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant or such longer period as is reasonably necessary to cure such failure, provided that Tenant diligently prosecutes the same to completion; or

          31. ACCELERATED RENT. In the event of any Event of Default, the Rent reserved herein for the entire unexpired portion of the Term shall, at Landlord's option, thereupon immediately become due and payable. To the extent permitted by law, Tenant shall be obligated for such accelerated Rent regardless of which, if any, of the other remedies provided either in this Lease or by law the Landlord elects to pursue.

          32. REMEDIES. In the event of any Event of Default, Landlord, at its option, may terminate this Lease upon and by giving written notice of termination to Tenant, or Landlord, without terminating this Lease, may at any time after an Event of Default, without notice or demand additional to that which may be required by Section 30 hereof, and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such Event of Default or breach, exercise any one or more of the remedies hereinafter provided in this Section or as otherwise provided at law or in equity, all of such remedies (whether provided herein or by law) being cumulative and not exclusive:

          (a) Landlord may enter the Premises (with or without process of law and without thereby incurring any liability to Tenant and without such entry being constituted an eviction of Tenant or termination of this Lease) and take possession of the Premises and all personal property of every kind on the Premises, and Landlord may (i) apply against the accelerated Rent and all other Rent or Additional Rent becoming due or payable to Landlord, and the expenses, including attorney's fees, which Landlord may have incurred in connection with such repossession, either the value of such personal property or the proceeds, after selling expenses, from the sale of such personal property, whichever Landlord chooses to do, and (ii) at any time at its option relet the Premises or any part thereof for the account of Tenant, for such terms, upon such conditions and at such rental as Landlord may elect. In the event of such reletting, (1) Landlord shall receive and collect the rent therefrom and shall first apply such rent against such expenses as Landlord may at any time or from time to time have incurred in recovering possession of the Premises, placing the same in good order and condition, altering or repairing the same for reletting, and such other expenses, commissions and charges, including attorney's fees, which Landlord may at any time or from time to time have paid or incurred in connection with such repossession and reletting, and then shall apply such rent against other sums payable by Tenant to Landlord hereunder, and (2) Landlord may execute any lease in connection with such reletting in Landlord's name or in Tenant's name, as Landlord may see fit, and the tenant of such reletting shall be under no obligation to see to the application by Landlord of any rent collected by Landlord, nor shall Tenant have any right to collect any rent under such reletting. No re-entry by Landlord shall be deemed to be an acceptance of a surrender by Tenant of this Lease or of the Premises.

          (b) Landlord may cure, at any time, without notice except as otherwise herein provided, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord in curing a default, including, without limitation, reasonable attorneys fees, together with interest on the amount of costs and expenses so incurred at the rate of 18% per annum which shall be paid by Tenant to Landlord on demand, and shall be recoverable as Additional Rent.

          (c) FOR VALUE RECEIVED AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, OR UPON TERMINATION OF THE TERM OF THIS LEASE AND THE FAILURE OF TENANT TO DELIVER POSSESSION TO LANDLORD, TENANT, AT THE OPTION OF LANDLORD, AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR TENANT AND ANY OTHER PERSON CLAIMING UNDER, BY OR THROUGH TENANT, AND CONFESS JUDGMENT FORTHWITH AGAINST TENANT AND SUCH OTHER PERSONS AND IN FAVOR OF LANDLORD IN AN AMICABLE ACTION OF EJECTMENT FOR THE DEMISED PREMISES, WITH RELEASE OF ALL ERRORS. LANDLORD MAY FORTHWITH ISSUE A WRIT OR WRITS OF EXECUTION FOR POSSESSION OF THE DEMISED PREMISES WITHOUT LEAVE OF COURT, AND LANDLORD MAY, BY LEGAL PROCESS, WITHOUT NOTICE RE-ENTER AND EXPEL TENANT FROM THE DEMISED PREMISES, AND ALSO ANY PERSONS HOLDING UNDER TENANT.

          33. WAIVER. The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease of any part hereof, or the right of either party to thereafter enforce each and every such provision, right or remedy. No waiver or any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Rent at a time when the Tenant is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the Rent or Additional Rent due shall not be construed to be other than a payment on account of the Rent or Additional Rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the Rent or Additional Rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's servants, agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid, unless in writing and signed by Landlord.

          34. QUIET ENJOYMENT. If and so long as Tenant pays the Rent or Additional Rent and observes and performs all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Term and any renewal thereof, subject nevertheless to all of the provisions of this Lease.

          35. SIGNS. Tenant shall not place, install or affix, or permit the placement, installation or fixation of any sign of any nature whatsoever which can be seen from outside the Building without first obtaining the written consent of Landlord. All such signs shall be installed and maintained by Tenant in compliance with all applicable laws, statutes, ordinances, rules and regulations of all governmental authorities and agencies and the RIDC Park. Any permitted signs installed on or about the Premises shall be removed at the expiration or sooner termination of the Term of this Lease and the Premises promptly repaired or restored to its original condition where such sign has been removed. Tenant shall pay all expenses, and all license and permit fees relating to the installation and maintenance of authorized signs, and shall pay all expenses of removal and costs of repairs resulting therefrom.

          36. UNAVOIDABLE DELAY. In the event that either party shall be delayed or hindered in, or prevented from, the performance of any work, service or other act required under this Lease to be performed by the party and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, fire or other casualty, or other causes of a like nature beyond the control of the party so delayed or hindered, then performance of such work, service, or other act shall be excused for the period of such delay and the period for the performance of such work or other act shall be extended for a period equivalent to the period of such delay. In no event shall such delay constitute a termination of this Lease. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of any Rent or Additional Rent due and owing under this Lease.

          37. CORPORATE AUTHORITY. If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this lease on behalf of said corporation (or partnership) in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation (or under the pertinent partnership agreements) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms.

          38. SUCCESSORS. The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and permitted assigns; provided, however, that no rights shall inure to the benefit of any successor of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained to the extent required by this Lease.

          39. GOVERNING LAW. This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

          40. SEPARABILITY. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

          41. CAPTIONS. Marginal captions, titles and exhibits to this Lease are for convenience and reference only and are in no way to be construed as defining, limiting or modifying the scope or intent of the various provisions of this Lease.

          42. PERSONS; GENDER. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be submitted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

          43. NOTICES. Any bill, statement, notice or communications required or permitted hereunder shall be deemed sufficiently given if sent by certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight delivery service, or by telefacsimile transmission with an original counterpart to follow by one of the foregoing methods (provided that the failure to deliver an original counterpart shall not affect the validity or effect of the communication hereunder) and addressed as follows:

          To Landlord:      Robinson Properties, L.P.
                            6507 Wilkins Avenue
                            Pittsburgh, Pennsylvania  15217
                            Fax:  (412) 661-4645

                            Attention:  Mr. Stephen G. Robinson

          With a copy to:   Jeffrey B. Markel, Esquire
                            Cohen & Grigsby, P.C.
                            2900 CNG Tower
                            625 Liberty Avenue
                            Pittsburgh, PA  15222
                            Fax:  (412) 391-3382

          To Tenant:        United Stationers Supply Co.
                            2200 East Golf Road
                            Des Plaines, IL  60016
                            Fax:  (708) 699-0891

                            Attention:  President

          With a copy to:   2200 East Golf Road
                            Des Plaines, IL  60016
                            Fax:  (708) 699-0891

                            Attention:  General Counsel
          and addressed to Tenant and delivered at the Premises after the Commencement Date of this Lease.

          Either party may change its address for purposes of this Section 43 by written notice so given to the other party. Notice shall be deemed given when received (by facsimile transmission or otherwise) or when delivered to Tenant at the Premises.

          44. BROKERS. Tenant represents and warrants that in this transaction it has dealt with no real estate broker other than Grubb & Ellis and that no one else has or will represent it in this transaction.

          45. LEASE NOT AN OFFER. The submission of this Lease to Tenant should not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall execute this Lease and deliver the same to Tenant, which rights may be revoked by Landlord at any time prior to receipt by Tenant of this Lease duly executed by Landlord.

          46. TIME OF THE ESSENCE. With respect to all acts of the Tenant required under or pursuant to this Lease, time is of the essence.

          47. LANDLORD'S OBLIGATIONS. Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is the owner of the Premises; and, upon termination of that ownership, Tenant shall look solely to Landlord's successor in interest in the Premises for the satisfaction of each and every obligation of Landlord hereunder.

          48. LANDLORD'S EXCULPATORY. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that in any judicial proceeding involving the collection of any judgment (or other judicial process) requiring the payment of money by Landlord or any partner, officer or employee of Landlord, Tenant shall look solely to the estate and property of Landlord in the Premises and to no other property or assets of Landlord, nor to any property of any partner in Landlord, nor shall any property of either the Landlord (with the exception of the Premises) or any partner, officer or employee of Landlord become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of Tenant's remedies. In addition, Tenant covenants and agrees that no personal liability or responsibility is assumed by, nor shall at any time be asserted or enforceable against, any partner, officer, or employee of Landlord on account of any covenant, undertaking or obligation under or with respect to this Lease, all such personal liability and responsibility, if any, being expressly waived and released.

          49. COMPLIANCE WITH LAWS. Tenant shall, at its sole cost and expense, comply and take all action necessary to comply with all laws, orders, ordinances, regulations and rules all governmental authorities, including the local Board of Fire Underwriters, having jurisdiction with respect to the occupancy, use or manner of use of the Premises. Tenant shall give Landlord prompt notice of any violation or recommendation of change of which it shall have received notice from any such authority. Tenant shall obtain, if required, maintain and comply with any and all licenses and permits issued by governmental authorities, including a Certificate of Occupancy, which are necessary in connection with or in any way related to the use, or occupancy of the Premises. Tenant shall not do or permit to be done any act or thing which will invalidate or be in conflict with any Certificate of Occupancy for the Building. The foregoing notwithstanding, Landlord shall, if and when required pursuant to a final, unappealable order of a court or other governmental authority, make all readily achievable barrier removal or provide readily achievable access alternatives so required in order for the Building and the Premises to comply with Title III of the Americans with Disabilities Act ("ADA") except to the extent that such actions are required as a result of Tenant's use thereof. Tenant covenants, represents and warrants to Landlord that Tenant shall not use the Premises as a "place of public accommodation" as defined by the ADA (or the substantially equivalent term under any similar state statute).

          50. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury (unless such waiver would preclude a right to counterclaim) in any action or proceeding brought by either of the parties hereto against the other (except for proceedings involving either personal injury or property damages) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of said Premises, and any emergency statutory or any other statutory remedy.

          51. MODIFICATIONS. This Lease, including Exhibit A attached hereto, contains all of the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

          52. OPTION TO RENEW. Provided that no Event of Default by Tenant shall be continuing under this Lease, Tenant is hereby granted one (l) option to renew this Lease on the same terms and conditions (except as hereinafter provided) as contained in the other provisions of this Lease, such option being for a term of five (5) years ("option period"), commencing immediately after the expiration date of this Lease referred to in Section 2 hereof. Tenant may exercise the foregoing option only by rendering written notice to Landlord no later than nine full calendar months prior to the expiration date of the original Term. Provided that no Event of Default shall then exist, the Term of the Lease shall thereupon be extended for the duration of said option period upon Landlord's receipt of valid notice from Tenant as described above. The Base Rent during the option period shall be as follows:

          (a) For the period commencing February 1, 2001 through and including January 31, 2006, the sum derived by multiplying One Million, Six Hundred Sixty-Two Thousand, Four Hundred Seventy-Six and 00/100 Dollars ($1,662,476) (being $3.95 per annum per square foot of rentable area in the Building) (the "Base Rent") by the CPI Adjustment (as defined below) which sum shall be due and payable in sixty equal monthly installments during the option period; provided, however, that in no case shall the Base Rent be less than $1,662,476. In calculating the CPI Adjustment, Landlord may rely on the relevant Consumer Price Index (defined below) information as reported by the Bureau of National Affairs ("BNA"), Commerce Clearing House ("CCH"), Prentice-Hall ("P-H") or other nationally recognized consumer or labor reporting service.

          (b) When used in this Lease, the following terms shall have the following meanings:

               (1) "CPI Adjustment" shall mean that fraction of which the numerator shall be the Consumer Price Index as announced and in effect for the month of January, 2001, and the denominator of which shall be the Consumer Price Index (as defined below) for month of January, 1996.

               (2) "Consumer Price Index" shall mean the Consumer Price Index, All Urban Consumers (U.S. City Average; yearly average; 1982-84 = 100) being publicly announced or reported for the month and year in question and as compiled by the United States Department of Labor Bureau of Labor Statistics. If said CPI should in the future be compiled on a different basis, appropriate adjustments shall be made for purposes of said computations. If the United States Department of Labor Bureau of Labor Statistics no longer compiles and publishes the Consumer Price Index, any comparable index published by any other branch or department of the federal government, or the statistics reflecting cost of living changes, as compiled by any institution, organization or individual, generally recognized as an authority by financial and insurance institutions, shall be used as a basis for such adjustments.

          53. UNCONDITIONAL OBLIGATION. The obligation of Tenant to pay all Rent and Additional Rent and other sums as provided hereunder and the obligation of Tenant to perform Tenant's covenants and duties hereunder, constitute independent and unconditional obligations to be performed at all times provided for hereunder. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against, any rental and other sums provided hereunder to be paid to Landlord by Tenant.

          54.  JOINT AND SEVERAL LIABILITY OF TENANTS  Intentionally omitted.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and date as first above written.


                                 TENANT:

WITNESS:                         UNITED STATIONERS SUPPLY CO.


_____________________________    By_____________________________
                                 Title:_________________________


                                 LANDLORD:

WITNESS:                         ROBINSON PROPERTIES, L.P., a
                                   Pennsylvania Limited
                                   Partnership


_____________________________    By_____________________________
                                 Title:_________________________

STATE OF ILLINOIS                )
                                 )    SS:
COUNTY OF COOK                   )


          On this, the _____ day of January, 1996, before me, the undersigned officer, personally appeared _______________________, who acknowledged himself to be the ____________________ of UNITED STATIONERS SUPPLY CO., an Illinois corporation, and that he as such _________________________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as ________________.

          In witness whereof, I hereunto set my hand and official seal.


                                 Sworn to and subscribed to
                                 before me this _____ day
                                 of January, 1996.


                                 ______________________________
                                       Notary Public

                                 My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA     )
                                 )    SS:
COUNTY OF ALLEGHENY              )


          On this, the _____ day of January, 1996, before me, the undersigned officer, personally appeared Stephen G. Robinson, who acknowledged himself to be the Managing General Partner of Robinson Properties, L.P., a limited partnership, and that he as such Managing General Partner, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself as Managing General Partner.

          In witness whereof, I hereunto set my hand and official seal.


                                 Sworn to and subscribed to
                                 before me this _____ day
                                 of January, 1996.



                                 _______________________________
                                       Notary Public

                                 My Commission Expires: